UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 1, 2021

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware		001-35761		75-3241967
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

800 2nd Avenue S.				33701
Saint Petersburg,	FL
(Address of principal executive offices)				(Zip Code)

		(727)	895-7737
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	UIHC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Effective June 1, 2021, United Insurance Holdings Corp. (UPC Insurance, UIHC), through its insurance subsidiaries American Coastal Insurance Company, Family Security Insurance Company, Inc., Interboro Insurance Company, Journey Insurance Company, and United Property & Casualty Insurance Company, renewed its catastrophe reinsurance programs.

Highlights of these agreements are as follows:

Purchased Core Catastrophe (CAT) multi-event cascading catastrophe reinsurance limit to $2.931 billion (Core CAT Program, the Program)

•For 2021/22, UPC Insurance purchased over $2.931 billion of multi-event cascading limit, a decrease of $326 million, or 10%, from the $3.257 billion of multi-event cascading limit purchased for its 2020/21 core catastrophe reinsurance program
◦Covers American Coastal Insurance Company, Family Security Insurance Company, Inc. and United Property & Casualty Insurance Company;
◦Excludes coverage for business written in the states of Connecticut, Massachusetts, New Jersey, New York, and Rhode Island. Business written in these states was covered in the 2020/21 Core CAT Program;
◦Coverage for the perils of named and numbered storms and earthquake;
◦First event retention of $15.0 million, a decrease of $31.5 million or 67.8%, from the $46.5 million first event retention in the 2020/21 Core CAT Program.
◦Second event retention of $15.0 million, a decrease of $2.5 million or 14.3%, from the $17.5 million second event retention in the 2020/21 Core CAT Program.
◦The Program contains enhanced aggregate coverage features which limit the accumulation of hurricane and earthquake retained losses. Should the 2020 hurricane season repeat itself, the Program would limit UIHC’s net retained hurricane losses to $31.0 million.
◦For the Florida Hurricane Catastrophe Fund (FHCF) Reimbursement Contracts effective June 1, 2021, UPC Insurance elected 90% coverage for American Coastal Insurance Company, Family Security Insurance Company, Inc. and United Property & Casualty Insurance Company. The total mandatory FHCF layers will provide approximately 90% of $1.72 billion of total Florida-only coverage with varying retentions and limits among the three separate FHCF contracts which inure to the benefit of the open market catastrophe reinsurance program;
▪Sufficient coverage in excess of a 1-in-350 year event;
▪Sufficient coverage for a 1-in-100 year event followed by a 1-in-50 year event in the same season; and
▪Fully cascading open market reinsurance limit drops down in subsequent events providing no gaps in coverage from multiple events.

Increased stand-alone catastrophe limit for Interboro Insurance Company

◦For 2021/22, Interboro Insurance Company purchased $212 million of limit per occurrence, an increase of $155 million or 272%, from the $57 million of limit per occurrence in 2020/21
▪Aggregate limit of $274 million, an increase of $195 million or 247%, from the $79 million of aggregate limit in 2020/21
▪Includes coverage for the assumed business from United Property & Casualty Insurance Company in the state New York;
▪Sufficient coverage for approximately a 1-in-130 year event; and
▪Sufficient coverage for a 1-in-100 year event followed by a 1-in-50 year event in the same season.

Increased cascading catastrophe reinsurance limit purchased by Journey Insurance Company, UPC Insurance’s AM Best A- rated insurance company, to $141.6 million

•For 2021/22, Journey Insurance Company purchased $141.6 million of multi-event cascading limit, an increase of $109.7 million or 343.9%, from the $31.9 million of multi-event cascading limit purchased for its 2020/21 catastrophe reinsurance program
◦For the FHCF Reimbursement Contracts effective June 1, 2021, UPC Insurance elected 90% coverage for Journey Insurance Company. The total mandatory FHCF layer will provide approximately 90% of $15.6 million of total Florida-only coverage which inures to the benefit of the open market catastrophe reinsurance program;
•First event retention of $5.0 million, a decrease of $370 thousand or 6.9%, from the $5.37 million of first event retention in the 2020/21 catastrophe program;
•Second and subsequent event retention of $1 million, a decrease of $4 million or 80.0%, from the $5 million second event retention in the 2020/21 catastrophe program;
◦Sufficient coverage in excess of a 1-in-250 year event;
◦Sufficient coverage for a 1-in-100 year event followed by a 1-in-200 year event in the same season; and
◦Cascading open market reinsurance limit drops down in subsequent events providing no gaps in coverage.

Effective June 1, 2021, UPC Insurance renewed its quota share agreement with private reinsurers

•The quota share agreement covers United Property & Casualty Insurance Company, Family Security Insurance Company, Inc. and American Coastal Insurance Company;
•Renewed at the expiring cession rate of 15% with the existing reinsurers;
•Combined with the 8% cession rate effective December 31, 2020, the total quota share cession will be 23% for the duration of the 2021 hurricane season;
•The quota share agreements provide coverage for all catastrophe perils and attritional losses.

Significant reduction in UIHC group retention levels

•The first event group pre-tax retention is $21.3 million, a decrease of $48.0 million or 69.3%, from the $69.3 million for the first event group pre-tax retention in 2020/21.
•The second event group pre-tax retention is $18.7 million, a decrease of $9.4 million or 33.5%, from the $28.1 million for the second event group pre-tax retention in 2020/21.

Catastrophe excess of loss reinsurance spend increased slightly with the significant retention reduction purchases;

•The total cost of UPC Insurance’s 2021/22 catastrophe excess of loss reinsurance programs is $411.1 million, an increase of $7.1 million or 1.76%, from the 2020/21 catastrophe excess of loss reinsurance program cost. The total cost of the 2021/22 catastrophe excess of loss reinsurance programs is 32.9% of the March 31, 2021 in-force premium, an increase from 30.4% of the March 31, 2020 in-force premium for the 2020/21 catastrophe excess of loss reinsurance programs.

This Item 8.01 may contain forward-looking statements about our reinsurance program and related attachment point, total coverage and costs. These statements are subject to the Private Securities Litigation Reform Act of 1995 and are based on management's estimates, assumptions and projections. These forward-looking statements can generally be identified as such because the context of the statement includes words such as estimate, expect or words of similar nature. The actual changes to our reinsurance program and related attachment point, total coverage and costs may differ materially from those discussed in this report, depending on our reinsurers' capacity to pay claims and related adjustment provisions in our agreements with the private reinsurers.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

UNITED INSURANCE HOLDINGS CORP.
June 4, 2021	By:	/s/ B. Bradford Martz
B. Bradford Martz, President and Chief Financial Officer (principal financial officer and principal accounting officer)